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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 2, 2001 which appears on page F-2 of Form 10-K for Wireless Telecom Group, Inc. for the year ended December 31, 2000.


                                       /s/ LAZAR, LEVINE & FELIX LLP
                                       ------------------------------------
                                       LAZAR, LEVINE & FELIX LLP


New York, New York
March 30, 2001